                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5689

                        SCUDDER MULTI-MARKET INCOME TRUST
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Multi-Market Income Trust

Semiannual Report to Shareholders

May 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Dividend Reinvestment Plan

<Click Here> Shareholder Meeting Results

<Click Here> Additional Information

<Click Here> Privacy Statement

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance.

Average Annual Total Returns as of 5/31/04
Scudder Multi-Market Income Trust	6-Month++	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	1.72%	9.39%	11.57%	7.84%	8.03%
Based on Market Price	-2.23%	.15%	5.97%	8.35%	8.38%
CS First Boston High Yield Index+	3.24%	13.25%	9.96%	6.05%	7.59%
CS First Boston High Yield Index (50%), Lehman Brothers Treasury Index (25%), Citigroup Non-US World Government Bond Currency Hedged Index (15%), J.P. Morgan Emerging Markets Bond Index Plus (10%)+	1.81%	6.03%	8.35%	6.93%	8.24%

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 5/31/04	As of 11/30/03
Net Asset Value	$ 8.55	$ 8.77
Market Price	$ 8.03	$ 8.57

Distribution Information
Six Months: Income Dividends as of 5/31/04	$ .37
May Income Dividend	$ .0615
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/04++	8.63%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/04++	9.19%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Lehman Brothers Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. Citigroup Non-USD World Government Bond Currency Hedged Index is an unmanaged foreign securities index representing major government bond markets other than the US. J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged index tracking total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.

Portfolio Management Review

In the following interview, Portfolio Manager Jan C. Faller discusses market conditions and investment strategy during Scudder Multi-Market Income Trust's most recent semiannual period ended May 31, 2004.

Q: How did the fund perform over the six-month period ended May 31?

A: For the six-month period, the fund returned 1.72% based on net asset value. The fund's total return based on its market price was -2.23%. This compares with the 1.58% average return (for the six-month period ended May 31, 2004) of the fund's peers in the Lipper General Bond Funds category for closed-end funds.1 The total NAV return of the fund underperformed the CS First Boston High Yield Index, which returned 3.24% for the period.2

1 The Lipper General Bond Funds category includes closed-end funds that do not have quality or maturity restrictions and intend to keep the bulk of assets in corporate and government debt issues. It is not possible to invest directly in the Lipper category. Source: Lipper Inc.
2 The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global-high-yield debt market. It is not possible to invest directly into an index.

Q: Will you discuss the market environment for the sectors in which the fund was invested during the period?

A: In general, the first two months of the reporting period were more positive than the last four months. In late 2003 and early 2004, yield spreads of both emerging-markets bonds and high-yield bonds were still tightening, whereas in the last four months there has been reduced market activity, and not as much opportunity to add value strategically.

In terms of specific sectors, in late 2003, emerging markets had seemed to many observers to be fully valued. But we perceived that technical factors such as supply and demand remained favorable, and the US Federal Reserve (the Fed) was still making it clear in its policy statements that in order to stave off a possible deflationary spiral, it would remain accommodative by keeping short-term interest rates low and maintaining an ample money supply. In addition, investors' risk appetites were still strong, and fundamental economic factors were improving in a number of emerging-market countries. Finally, a global backdrop of political stability and rising commodity prices rounded out a positive environment for emerging markets. Yield spreads responded by continuing to tighten significantly through the end of 2003 and into early 2004. We held an overweight position in emerging-markets bonds compared with other multisector income funds during this period, which benefited the fund's total return and peer ranking.

At the end of January, however, with government economic reports growing more and more positive, the Fed signaled that its accommodative stance on interest rates would end fairly soon in order to ward off a resurgence in inflation. In response, emerging-markets bond prices fell sharply, and yields rose. Following this quick reversal and widening of yield spreads, emerging-markets bond prices stabilized somewhat. The fact that emerging-markets bonds traded in a normal range led us to believe that the late-January sell-off was an overreaction to the Fed statement. Demand for emerging-markets bonds was holding firm, and fundamentals were still favorable. From February through early April, we were rewarded for this stance as the fund collected high income and spreads tightened modestly.

Then, in late April, the combination of (1) investors' concern over anticipated Fed actions to tighten credit, (2) measurably increased US economic activity and (3) hedge funds' reversal of the "carry trade" (borrowing at low short-term rates to invest in higher-coupon issues) led to another sell-off in emerging-market bonds. While this did cause prices of the emerging-markets debt in the portfolio to fall in value, we continued to maintain our exposure as we feel that the wider spreads do not reflect a significant increase in potential for default, but rather a decrease in the risk appetite among market participants. This has led us to continue to hold our position in order to maintain the potential yield advantage associated with the emerging-markets debt holdings in the fund.

Q: Will you comment on how country-specific events have affected emerging-markets performance?

A: During the period, we followed events in Brazil especially closely, as economic fundamentals there have grown more difficult. Investors are watching the high-level balancing act that President Lula and his finance minister have been forced to perform: In a difficult economic environment, they must carefully manage the level of short-term interest rates to spur growth yet curb inflation. If Brazil doesn't perform its balancing act just right, inflation there is poised to surge. Alternatively, inordinately high short-term interest rates could severely set back economic recovery. Brazilian bonds are beginning to be hurt by these concerns, as investors had "priced in" a perfect scenario for Brazil's economy. Often, as Brazil goes, so go emerging markets overall. Thus, along with the US Federal Reserve's policy shift, worry over Brazil has been the second most important driver in the widening of emerging-markets yield spreads. We are hopeful that Brazil's leaders will continue to exhibit prudent judgment in managing the country's economy.

Q: How has the environment for high-yield bonds affected fund performance?

A: In the face of concern over near-term Fed actions, high-yield bonds sold off somewhat during the period, though less than emerging-markets bonds. The question for high-yield investors during the period was how strong the US economic recovery would be and when significant job growth would draw down excess capacity in the economy. While the Fed's accommodative interest rate policy was still firmly in place, the carry trade remained attractive for large high-yield investors. High-yield bonds barely reacted to the Fed's announcement of a policy shift in January. But as the government's monthly job creation statistics continued to disappoint investors, equity markets faltered on concern over rising interest rates. Economic growth continued to gather momentum and large leveraged high-yield investors began to sell their positions. The sizable volume of these trades put downward pressure on high-yield prices. High yield managed to stage a brief rally in April, however.

During the period, the fund's high-yield bond allocation was 42% of portfolio assets. Even when leveraged investors were selling, we believed that the market was overreacting to short-term events. We also thought that the strengthening economy's tendency to boost the balance sheets and credit profiles of high-yield companies would improve the level of fair value spreads in the sector. High-yield bonds outperformed emerging-markets bonds dramatically during the latter part of the period, and we continue to hold an overweight position in high yield relative to the fund's peers.

Q: What detracted from performance during the period?

A: Maintaining our current level of exposure to emerging markets during this period of deleveraging and reduced investor risk appetite had a negative impact on the fund's total return during the second half of the reporting period. Similarly, the widening of high-yield spreads over the past two months additionally detracted from the fund's performance.

Q: Will you comment on leverage employed by the fund over the period?

A: During the period, we maintained the fund's use of leverage at approximately 25% of portfolio assets. Through the use of a secured loan from Barton Capital Corporation, where we raise money in the short-term commercial paper market, the fund borrows money at short-term interest rates and then invests the proceeds in longer-term securities, which typically pay higher interest rates. Despite changes in short- and longer-term interest rates during the period, this transaction remains attractive for the fund.

Q: How do you assess the market environment for the fund's sectors at present?

A: We view the recent sell-offs in the emerging-markets and high-yield sectors as logical corrections. We continue to have the fund's exposure distributed across these higher-income-generating sectors because we believe that the probability of either market's experiencing a period as difficult as 2000-2001 is quite low. The default rate for US high-yield companies has continued to decline, and if the economy continues to grow, we believe that trend should persist. While there may be some price volatility in the high-yield sector as the pace of the recovery and the Fed's reaction to it are digested by the market, we don't view the sector as being at risk for major bankruptcies and defaults.

We feel similarly concerning emerging markets: Though market participants are currently reassessing "fair value" among various issues, we generally don't view capital in the emerging markets as being at risk. Balanced against worries over upcoming Fed actions and Brazil's status are several mitigating factors: While high crude oil prices are placing economic pressure on oil importers, oil-exporting countries such as Russia and Venezuela are strongly benefiting. And despite uncertainty over Brazil, the credit profiles of emerging countries are as healthy as they have been in some time, thanks in part to the weakened US dollar. The relative credit ratings of these countries reflect that. Therefore, while we foresee a certain amount of volatility in emerging markets and high yield as economic recovery gains ground and market participants determine fair value, we don't plan to take a defensive stance. We believe the consequent loss of income for the fund would not justify such a stance.

Going forward, we will carefully monitor the statements and actions of the US Federal Reserve as well as those of other major central banks. We believe that Scudder Multi-Market Income Trust remains an attractive vehicle for investors seeking high current return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2004

Asset Allocation	5/31/04	11/30/03

Emerging Market Bonds	50%	44%
High-Yield Corporate Bonds	42%	52%
Other	7%	3%
US Government Backed	1%	1%
	100%	100%

Quality	5/31/04	11/30/03

Government and Agency	1%	1%
A	3%	3%
BBB	14%	13%
BB	24%	24%
B	42%	46%
Below B	12%	11%
Not rated	4%	2%
	100%	100%

Interest Rate Sensitivity	5/31/04	11/30/03

Average Maturity	11.3 years	11.2 years
Duration	6.8 years	6.7 years

Asset allocation, quality and interest rate sensitivity are subject to change.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of May 31, 2004 (Unaudited)

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 54.9%
Consumer Discretionary 13.7%
Advantica Restaurant Co., 12.75%, 9/30/2007	222,000	233,100
AMC Entertainment, Inc., 144A, 8.0%, 3/1/2014	360,000	345,600
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	360,000	347,850
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	310,000	289,850
Avalon Cable LLC, 11.875%, 12/1/2008	88,229	93,303
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	345,000	308,775
Boca Resorts, Inc., 9.875%, 4/15/2009	360,000	378,450
Buffets, Inc., 11.25%, 7/15/2010	110,000	119,350
Cablevision Systems Corp.:
144A, 5.67%, 4/1/2009** (d)	110,000	112,475
144A, 8.0%, 4/15/2012	125,000	123,750
Carrols Corp., 9.5%, 12/1/2008	220,000	224,400
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011 (d)	765,000	504,900
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	150,000	90,000
9.625%, 11/15/2009 (d)	460,000	384,100
144A, 10.25%, 9/15/2010	860,000	870,750
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	395,000	424,625
Circus & Eldorado, 10.125%, 3/1/2012	385,000	383,075
CKE Restaurants, Inc., 9.125%, 5/1/2009	265,000	274,275
CSC Holdings, Inc.:
Senior Note, 7.25%, 7/15/2008 (d)	15,000	15,262
7.875%, 12/15/2007	425,000	442,000
Dex Media East LLC/Financial, 12.125%, 11/15/2012	1,660,000	1,925,600
DIMON, Inc.:
7.75%, 6/1/2013	375,000	346,875
Series B, 9.625%, 10/15/2011	670,000	686,750
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,085,000	109
EchoStar DBS Corp., 144A, 6.375%, 10/1/2011	180,000	175,950
EPL Intermediate, Inc., 144A, Step-up Coupon, 0% to 3/15/2009, 12.50% to 3/15/2010	295,000	162,250
Finlay Fine Jewelry Corp.:
8.375%, 5/1/2008	230,000	236,037
144A, 8.375%, 6/1/2012	115,000	117,013
General Motors Corp., 8.25%, 7/15/2023	400,000	413,234
Herbst Gaming, Inc.:
144A, 8.125%, 6/1/2012	375,000	371,017
Series B, 10.75%, 9/1/2008	675,000	776,250
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	150,000	0
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	340,000	306,000
International Game Technology, 8.375%, 5/15/2009	355,000	410,314
Jacobs Entertainment Co., 11.875%, 2/1/2009	435,000	474,150
Kellwood Co., 7.625%, 10/15/2017	170,000	180,047
Krystal, Inc., 10.25%, 10/1/2007	310,000	314,650
Levi Strauss & Co., 12.25%, 12/15/2012	275,000	250,938
Lin Television Corp., 6.5%, 5/15/2013	75,000	72,938
Mail-Well I Corp., 144A, 7.875%, 12/1/2013	185,000	170,200
Mediacom LLC, 9.5%, 1/15/2013 (d)	290,000	279,850
Nebraska Book Co., Inc., 144A, 8.625%, 3/15/2012	65,000	64,350
PEI Holding, Inc., 11.0%, 3/15/2010	188,000	216,200
Petro Stopping Centers, 144A, 9.0%, 2/15/2012	720,000	709,200
Premier Entertainment Biloxi LLC\Finance, 144A, 10.75%, 2/1/2012	90,000	93,600
PRIMEDIA, Inc.:
144A, 6.615%**, 5/15/2010	530,000	538,612
8.875%, 5/15/2011 (d)	295,000	294,263
Reader's Digest Association, Inc., 6.5%, 3/1/2011	190,000	187,150
Remington Arms Co., Inc., 10.5%, 2/1/2011	290,000	279,850
Renaissance Media Group, 10.0%, 4/15/2008	490,000	504,700
Rent-Way Inc., 11.875%, 6/15/2010	150,000	164,250
Restaurant Co., 11.25%, 5/15/2008	341,652	338,235
Rite Aid Corp., 6.875%, 8/15/2013	230,000	204,700
Samsonite Corp., 10.75%, 6/15/2008	745,000	774,800
Schuler Homes, Inc., 10.5%, 7/15/2011	505,000	575,700
Scientific Games Corp., 12.5%, 8/15/2010	147,000	169,050
Simmons Co., 144A, 7.875%, 1/15/2014	95,000	94,525
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	720,000	736,200
8.75%, 12/15/2011	385,000	410,987
Six Flags, Inc., 8.875%, 2/1/2010 (d)	10,000	9,825
Sonic Automotive, Inc., 8.625%, 8/15/2013	255,000	261,375
Toys "R" Us, Inc.:
7.375%, 10/15/2018	520,000	478,400
7.875%, 4/15/2013 (d)	185,000	185,694
Trump Holdings & Funding, 11.625%, 3/15/2010 (d)	395,000	400,925
United Auto Group, Inc., 9.625%, 3/15/2012	200,000	214,000
United Rentals North America, Inc., 144A, 6.5%, 2/15/2012	405,000	380,700
Venetian Casino Resort LLC, 11.0%, 6/15/2010	230,000	264,212
VICORP Restaurants, Inc., 144A, 10.5%, 4/15/2011	265,000	262,350
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	245,000	257,863
Williams Scotsman, Inc., 9.875%, 6/1/2007 (d)	325,000	316,875
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011 (d)	270,000	276,750
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	310,003	286,753
Young Broadcasting, Inc., 144A, 8.75%, 1/15/2014	320,000	312,000
		23,900,156
Consumer Staples 1.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	157,000	166,420
Gold Kist, Inc., 144A, 10.25%, 3/15/2014	235,000	245,575
North Atlantic Trading Co., 144A, 9.25%, 3/1/2012	350,000	341,250
Rite Aid Corp.:
144A, 6.125%, 12/15/2008	365,000	335,800
11.25%, 7/1/2008	390,000	426,075
Standard Commercial Corp., 144A, 8.0%, 4/15/2012	105,000	107,100
Swift & Co.:
10.125%, 10/1/2009	225,000	240,750
12.5%, 1/1/2010	40,000	42,000
United Agri Products, 144A, 8.25%, 12/15/2011	70,000	78,649
		1,983,619
Energy 6.8%
Avista Corp., 9.75%, 6/1/2008	860,000	1,019,616
Chesapeake Energy Corp.:
144A, 7.5%, 6/15/2014	115,000	118,738
9.0%, 8/15/2012	70,000	78,400
Citgo Petroleum Corp., 11.375%, 2/1/2011	1,050,000	1,207,500
Continental Resources, Inc., 10.25%, 8/1/2008	615,000	630,375
Edison Mission Energy, 7.73%, 6/15/2009 (d)	735,000	696,413
El Paso Production Holdings Corp., 7.75%, 6/1/2013	1,205,000	1,138,725
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	240,000	249,540
MAPCO, Inc., 7.25%, 3/1/2009	165,000	172,631
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	460,000	464,600
ON Semiconductor Corp., 12.0%, 5/15/2008 (d)	300,000	345,000
Pemex Project Funding Master Trust:
6.625%, 4/4/2010	700,000	898,754
7.375%, 12/15/2014	2,200,000	2,263,250
8.625%, 2/1/2022	330,000	346,500
Pioneer Natural Resources Co., 9.625%, 4/1/2010 (d)	145,000	177,468
Southern Natural Gas, 8.875%, 3/15/2010	355,000	385,175
Stone Energy Corp., 8.25%, 12/15/2011	400,000	418,000
Westport Resources Corp., 8.25%, 11/1/2011	160,000	177,600
Williams Cos., Inc.:
144A, 6.75%, 4/15/2009	285,000	279,300
8.75%, 3/15/2032	420,000	415,800
Wiser Oil Co., 9.5%, 5/15/2007	400,000	405,000
		11,888,385
Financials 4.5%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	710,000	686,925
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	183,000	177,510
144A, 8.5%, 1/31/2012	250,000	245,000
AmeriCredit Corp., 9.25%, 5/1/2009	620,000	647,900
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	170,000	104,693
BF Saul REIT, 7.5%, 3/1/2014	550,000	540,375
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	270,000	270,000
DA-Lite Screen Co., Inc., 144A, 9.5%, 5/15/2011	105,000	108,806
DFG Holdings, Inc.:
144A, 13.95%, 5/15/2012	89,053	89,053
144A, 16.0%, 5/15/2012	90,089	101,350
Dollar Financial Group, Inc.:
9.75%, 11/15/2011	280,000	285,600
144A, 9.75%, 11/15/2011	70,000	71,400
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	425,000	469,382
FINOVA Group, Inc., 7.5%, 11/15/2009	726,783	403,364
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	80,000	0
Global Exchange Services, Inc., LIBOR plus 9.0%, 12.0%, 7/15/2008**	140,000	120,400
iStar Financial, Inc., 6.0%, 12/15/2010	270,000	262,758
Poster Financial Group, 144A, 8.75%, 12/1/2011	340,000	345,950
PXRE Capital Trust I, 8.85%, 2/1/2027	125,000	125,000
Qwest Capital Funding, Inc.:
6.5%, 11/15/2018	365,000	267,363
6.875%, 7/15/2028	310,000	223,200
7.75%, 2/15/2031	140,000	105,000
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012 (d)	500,000	585,000
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	255,000	250,538
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	240,000	191,760
UGS Corp., 144A, 10.0%, 6/1/2012	80,000	84,000
Universal City Development, 11.75%, 4/1/2010	520,000	595,400
WMC Finance Co., 144A, 11.75%, 12/15/2008	435,000	543,750
		7,901,477
Health Care 1.6%
aaiPharma, Inc., 11.0%, 4/1/2010 (d)	360,000	304,200
AmeriPath, Inc., 10.5%, 4/1/2013 (d)	340,000	341,700
AmerisourceBergen Corp., 7.25%, 11/15/2012 (d)	165,000	168,712
Curative Health Services, Inc., 144A, 10.75%, 5/1/2011	140,000	136,500
Interactive Health LLC, 144A, 7.25%, 4/1/2011	240,000	206,400
Team Health, Inc., 144A, 9.0%, 4/1/2012	135,000	127,575
Tenet Healthcare Corp., 6.375%, 12/1/2011	1,730,000	1,474,825
		2,759,912
Industrials 8.7%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	235,000	245,575
Aearo Co. I, 144A, 8.25%, 4/15/2012	95,000	95,950
Allied Waste North America, Inc.:
144A, 5.75%, 2/15/2011	330,000	306,900
Series B, 8.875%, 4/1/2008	245,000	265,212
AMI Semiconductor, Inc., 10.75%, 2/1/2013	146,000	169,725
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	305,000	329,400
Argo-Tech Corp., 8.625%, 10/1/2007	360,000	370,350
Avondale Mills, Inc., 10.25%, 7/1/2013	450,000	261,000
Browning-Ferris Industries:
7.4%, 9/15/2035	465,000	388,275
9.25%, 5/1/2021	135,000	144,450
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	575,000	583,625
Collins & Aikman Products, 10.75%, 12/31/2011	595,000	592,025
Congoleum Corp., 8.625%, 8/1/2008	295,000	236,000
Continental Airlines, Inc., 8.0%, 12/15/2005 (d)	360,000	316,800
Corrections Corp. of America, 9.875%, 5/1/2009	420,000	464,100
Dana Corp.:
7.0%, 3/1/2029	580,000	533,600
9.0%, 8/15/2011	205,000	233,187
Delta Air Lines, Inc.:
7.7%, 12/15/2005 (d)	185,000	115,625
7.9%, 12/15/2009 (d)	145,000	70,325
Eagle-Picher, Inc., 9.75%, 9/1/2013	330,000	352,275
Erico International Corp., 144A, 8.875%, 3/1/2012	180,000	179,100
Evergreen International Aviation, Inc., 12.0%, 5/15/2010 (d)	150,000	111,000
Geo Sub Corp., 144A, 11.0%, 5/15/2012	175,000	177,188
Golden State Petroleum Transportation, 8.04%, 2/1/2019	215,000	210,679
GS Technologies, 12.0%, 9/1/2004*	68,786	172
Hercules, Inc.:
144A, 6.75%, 10/15/2029	60,000	56,400
11.125%, 11/15/2007	655,000	763,075
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	420,000	457,800
Interface, Inc., 144A, "A", 9.5%, 2/1/2014	265,000	263,013
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	435,000	482,850
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	110,000	119,900
J Crew Operating Corp., 10.375%, 10/15/2007	10,000	10,000
Kansas City Southern:
7.5%, 6/15/2009	370,000	373,700
9.5%, 10/1/2008	420,000	457,800
Laidlaw International, Inc., 10.75%, 6/15/2011	370,000	396,362
Meritage Corp., 144A, 7.0%, 5/1/2014	225,000	214,875
Millennium America, Inc.:
7.625%, 11/15/2026	635,000	536,575
9.25%, 6/15/2008 (d)	325,000	344,500
144A, 9.25%, 6/15/2008	415,000	439,900
Mobile Mini, Inc., 9.5%, 7/1/2013	140,000	149,800
Motors and Gears, Inc., 10.75%, 11/15/2006	430,000	361,200
Republic Engineered Products LLC, 10.0%, 8/16/2009*	137,412	100,311
Samsonite Corp., 144A, 8.875%, 6/1/2011	400,000	404,000
Sea Containers Ltd., 10.5%, 5/15/2012	310,000	302,250
Seabulk International, Inc., 9.5%, 8/15/2013	270,000	277,087
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	555,000	521,700
Tech Olympic USA, Inc.:
144A, 7.5%, 3/15/2011	210,000	194,250
10.375%, 7/1/2012	315,000	327,600
Tenneco Automotive, Inc., 11.625%, 10/15/2009	265,000	286,200
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	215,000	245,100
Thermadyne Holdings Corp., 144A, 9.25%, 2/1/2014	170,000	166,600
Westlake Chemical Corp., 8.75%, 7/15/2011 (d)	145,000	156,600
		15,161,986
Information Technology 0.6%
Activant Solutions, Inc., 10.5%, 6/15/2011	270,000	283,500
DigitalNet, Inc., 9.0%, 7/15/2010	171,000	179,550
Itron, Inc., 144A, 7.75%, 5/15/2012	85,000	85,000
Lucent Technologies, Inc., 6.45%, 3/15/2029 (d)	310,000	234,050
Mediacom Broadband LLC, 11.0%, 7/15/2013 (d)	115,000	121,613
Telex Communications Holdings, Inc., 11.5%, 10/15/2008	85,000	90,100
		993,813
Materials 6.9%
American Rock Salt Co. LLC, 144A, 9.5%, 3/15/2014	145,000	148,625
AMH Holdings, Inc., 144A, Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	740,000	482,850
Aqua Chemical, Inc., 11.25%, 7/1/2008	435,000	326,250
ARCO Chemical Co., 9.8%, 2/1/2020	1,440,000	1,386,000
Caraustar Industries, Inc., 9.875%, 4/1/2011 (d)	285,000	283,575
Dayton Superior Corp.:
10.75%, 9/15/2008	265,000	259,700
13.0%, 6/15/2009	290,000	208,800
Equistar Chemicals LP:
8.75%, 2/15/2009	905,000	936,675
10.625%, 5/1/2011	10,000	10,975
Euramax International, PLC, 8.5%, 8/15/2011	120,000	123,600
Fibermark, Inc., 10.75%, 4/15/2011*	540,000	286,200
GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008*	485,000	155,200
Georgia-Pacific Corp.:
7.375%, 12/1/2025	630,000	573,300
7.7%, 6/15/2015	110,000	113,300
144A, 8.0%, 1/15/2024	560,000	546,000
9.375%, 2/1/2013	550,000	620,125
Hexcel Corp., 9.75%, 1/15/2009 (d)	260,000	271,700
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	325,000	361,563
Huntsman International LLC, 11.625%, 10/15/2010	310,000	334,025
IMC Global, Inc., 10.875%, 8/1/2013	335,000	400,325
International Steel Group, Inc., 144A, 6.5%, 4/15/2014	665,000	620,112
ISPAT Inland ULC, 144A, 9.75%, 4/1/2014	425,000	434,562
MMI Products, Inc., Series B, 11.25%, 4/15/2007	60,000	57,000
Mueller Group Inc., 144A, LIBOR plus 4.75%, 5.919%, 11/1/2011**	145,000	148,625
Neenah Corp.:
144A, 11.0%, 9/30/2010	394,000	409,760
144A, 13.0%, 9/30/2013	305,879	302,821
Omnova Solutions, Inc., 11.25%, 6/1/2010	125,000	133,750
Owens-Brockway Glass Container, 8.25%, 5/15/2013 (d)	695,000	691,525
Pliant Corp.:
144A, Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	75,000	61,500
11.125%, 9/1/2009	305,000	323,300
13.0%, 6/1/2010 (d)	65,000	58,500
Port Townsend Paper Corp., 144A, 11.0%, 4/15/2011	95,000	93,575
TriMas Corp., 9.875%, 6/15/2012	625,000	671,875
United States Steel LLC, 9.75%, 5/15/2010	220,000	242,550
		12,078,243
Telecommunication Services 7.1%
American Cellular Corp., Series B, 10.0%, 8/1/2011	1,095,000	963,600
American Tower Corp.:
144A, 7.5%, 5/1/2012 (d)	175,000	168,437
9.375%, 2/1/2009 (d)	560,000	599,200
American Tower Escrow Corp., Zero Coupon, 8/1/2008	330,000	239,250
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	250,000	235,000
8.375%, 1/15/2014 (d)	955,000	854,725
Crown Castle International Corp.:
7.5%, 12/1/2013 (d)	135,000	130,275
9.375%, 8/1/2011	355,000	384,287
Dobson Communications Corp., 8.875%, 10/1/2013	1,305,000	1,011,375
GCI, Inc., 144A, 7.25%, 2/15/2014	215,000	202,100
Insight Midwest LP:
9.75%, 10/1/2009 (d)	265,000	278,913
10.5%, 11/1/2010 (d)	25,000	27,125
144A, 10.5%, 11/1/2010 (d)	55,000	59,675
LCI International, Inc., 7.25%, 6/15/2007	515,000	467,362
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (d)	175,000	154,000
MCI, Inc.:
6.688%, 5/1/2009 (d)	570,000	534,375
7.735%, 5/1/2014 (d)	795,000	722,456
Nextel Communications, Inc., 5.95%, 3/15/2014	465,000	431,288
Nextel Partners, Inc., 8.125%, 7/1/2011	425,000	435,625
Northern Telecom Capital, 7.875%, 6/15/2026	655,000	566,575
Qwest Corp.:
5.625%, 11/15/2008 (d)	485,000	465,600
7.25%, 9/15/2025	915,000	773,175
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	950,000	1,094,875
144A, 14.0%, 12/15/2014	333,000	394,605
Rural Cellular Corp., 9.875%, 2/1/2010 (d)	285,000	285,713
SBA Communications Corp., 144A, Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	420,000	306,600
Triton PCS, Inc., 8.5%, 6/1/2013 (d)	75,000	75,375
Ubiquitel Operating Co., 144A, 9.875%, 3/1/2011	480,000	480,000
Western Wireless Corp., 9.25%, 7/15/2013	90,000	92,700
		12,434,286
Utilities 3.8%
Calpine Corp., 144A, 8.5%, 7/15/2010 (d)	1,550,000	1,294,250
CMS Energy Corp.:
7.5%, 1/15/2009	530,000	526,025
144A, 7.75%, 8/1/2010 (d)	155,000	155,000
8.5%, 4/15/2011 (d)	355,000	361,212
DPL, Inc.:
6.875%, 9/1/2011 (d)	820,000	820,000
8.125%, 9/1/2031	115,000	109,250
Illinova Corp., 11.5%, 12/15/2010	700,000	826,000
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	1,540,000	1,536,150
PG&E Corp., 144A, 6.875%, 7/15/2008	390,000	409,500
Sensus Metering Systems, 144A, 8.625%, 12/15/2013	195,000	184,275
The AES Corp., 8.875%, 2/15/2011 (d)	25,000	25,313
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	420,000	453,600
		6,700,575
Total Corporate Bonds (Cost $97,906,253)		95,802,452

Foreign Bonds - US$ Denominated 60.8%
Alestra SA de RL de CV, 8.0%, 6/30/2010	365,000	292,000
Antenna TV SA, 9.0%, 8/1/2007	171,000	170,573
Avecia Group PLC, 11.0%, 7/1/2009	715,000	521,950
Axtel SA, 144A, 11.0%, 12/15/2013	425,000	402,688
Banque Centrale de Tunisie:
7.375%, 4/25/2012	1,100,000	1,181,125
8.25%, 9/19/2027	200,000	217,000
Biovail Corp., 7.875%, 4/1/2010 (d)	610,000	591,700
Cascades, Inc., 7.25%, 2/15/2013	545,000	535,463
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	370,000	321,900
Conproca SA de CV, 144A, 12.0%, 6/16/2010	335,000	412,050
Corp Durango SA, 144A, 13.75%, 7/15/2009*	265,000	139,125
CP Ships Ltd., 10.375%, 7/15/2012	380,000	432,250
Crown Euro Holdings SA, 10.875%, 3/1/2013	470,000	526,400
Dolphin Telecom PLC, Series B, 14.0%, 5/15/2009*	499,091	50
Eircom Funding, 8.25%, 8/15/2013 (d)	300,000	306,000
Empresa Brasileira de Telecom SA, 144A, 11.0%, 12/15/2008	305,000	314,913
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	200,000	20
11.5%, 12/15/2007*	550,000	55
Fage Dairy Industry SA, 9.0%, 2/1/2007	870,000	883,050
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..875%, Series L, 2.125%**, 4/15/2012	1,411,770	1,154,122
C Bond, 8.0%, 4/15/2014	2,451,089	2,182,940
8.875%, 4/15/2024 (d)	335,000	262,975
11.5%, 3/12/2008	2,000,000	2,080,000
14.5%, 10/15/2009	800,000	906,000
Gaz Capital SA, 144A, 8.625%, 4/28/2034 (d)	310,000	301,475
Gazprom OAO, 144A, 9.625%, 3/1/2013	395,000	404,381
Government of Jamaica, 10.625%, 6/20/2017	1,220,000	1,134,600
Government of Ukraine, 7.65%, 6/11/2013	3,140,000	2,967,300
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	65,000	31,200
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	435,000	429,563
Innova S. de R.L., 9.375%, 9/19/2013 (d)	450,000	468,000
Jefra Cosmetics International, Inc., 10.75%, 5/15/2011	375,000	414,375
LeGrand SA, 8.5%, 2/15/2025	350,000	360,500
Luscar Coal Ltd., 9.75%, 10/15/2011	340,000	380,800
MAAX Corp., 144A, 9.75%, 6/15/2012	115,000	117,875
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	330,000	339,900
Mizuho Financial Group, 8.375%, 12/29/2049	175,000	179,060
Mobifon Holdings BV, 12.5%, 7/31/2010	435,000	478,500
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	315,000	295,313
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	400,000	402,000
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010	1,507,222	1,349,030
Nortel Networks Corp., 6.875%, 9/1/2023 (d)	215,000	175,225
Nortel Networks Ltd., 6.125%, 2/15/2006 (d)	1,170,000	1,142,212
Petroleos Mexicanos SA, 9.5%, 9/15/2027	330,000	372,900
Petroleum Geo-Services ASA:
8.0%, 11/5/2006	115,000	116,725
10.0%, 11/5/2010	928,020	951,220
Petroliam Nasional Berhad:
7.625%, 10/15/2026	2,700,000	2,825,393
7.75%, 8/15/2015	4,100,000	4,690,564
Republic of Argentina:
9.75%, 9/19/2027*	2,200,000	621,500
Series BGL4, 11.0%, 10/9/2006*	900,000	283,500
11.375%, 3/15/2010*	5,120,000	1,587,200
Series 2018, 12.25%, 6/19/2018*	2,200,000	588,500
Republic of Bulgaria, 8.25%, 1/15/2015	7,290,000	8,164,800
Republic of Colombia:
8.125%, 5/21/2024	1,900,000	1,477,250
10.0%, 1/23/2012	900,000	911,250
Republic of Philippines:
8.375%, 3/12/2009	760,000	784,700
9.375%, 1/18/2017	400,000	405,000
9.875%, 1/15/2019	1,820,000	1,779,050
9.875%, 3/16/2010	1,900,000	2,018,750
Republic of South Africa, 8.5%, 6/23/2017	4,500,000	5,062,500
Republic of Turkey:
9.5%, 1/15/2014	1,100,000	1,094,500
10.5%, 1/13/2008	1,800,000	1,908,000
11.0%, 1/14/2013	1,265,000	1,353,550
11.75%, 6/15/2010	900,000	992,812
11.875%, 1/15/2030	870,000	1,004,850
12.375%, 6/15/2009	3,800,000	4,265,500
Republic of Uruguay:
7.5%, 3/15/2015	2,700,000	2,011,500
7.875%, 1/15/2033	440,000	283,800
Republic of Venezuela:
2.15%**, 4/20/2011	1,300,000	984,750
5.375%, 8/7/2010	1,000,000	772,500
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	2,500,000	2,175,000
9.25%, 9/15/2027 (d)	15,000	12,562
10.75%, 9/19/2013	3,200,000	3,112,000
Rhodia SA:
144A, 7.625%, 6/1/2010 (d)	455,000	386,750
144A, 10.25%, 6/1/2010 (d)	185,000	176,675
Rogers Wireless Communications, Inc., 144A, 6.375%, 3/1/2014	120,000	112,500
Russian Federation:
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	5,700,000	5,194,125
11.0%, 7/24/2018	500,000	627,750
12.75%, 6/24/2028	1,400,000	2,038,400
Russian Ministry of Finance:
3.0%, 5/14/2008	2,100,000	1,832,250
3.0%, 5/14/2011	4,100,000	3,116,000
Shaw Communications, Inc.:
Series B, 7.25%, 4/6/2011	365,000	380,596
8.25%, 4/11/2010 (d)	145,000	158,613
Sistema Capital SA, 144A, 8.875%, 1/28/2011	245,000	238,263
Stena AB, 9.625%, 12/1/2012	80,000	89,600
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,130,000	692,125
Tembec Industries, Inc., 8.5%, 2/1/2011 (d)	1,195,000	1,195,000
TFM SA de CV:
10.25%, 6/15/2007	1,085,000	1,093,137
11.75%, 6/15/2009	460,000	449,650
12.5%, 6/15/2012	37,000	39,220
United Mexican States:
5.875%, 1/15/2014	110,000	105,600
6.625%, 3/3/2015	70,000	69,895
7.5%, 4/8/2033	2,400,000	2,328,000
8.0%, 9/24/2022	2,350,000	2,444,000
8.125%, 12/30/2019	2,900,000	3,110,250
9.875%, 2/1/2010	800,000	970,000
Vicap SA, 11.375%, 5/15/2007	300,000	299,250
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	380,000	348,650
Vivendi Universal SA, Series B, 9.25%, 4/15/2010	790,000	926,275
Total Foreign Bonds - US$ Denominated (Cost $111,893,642)		106,240,358

Foreign Bonds - Non US$ Denominated 5.4%
Cablecom Luxembourg SCA, 9.375%, 4/15/2014 EUR	195,000	238,105
Huntsman International LLC, 10.125%, 7/1/2009 EUR	395,000	475,080
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	635,000	804,443
Republic of Argentina:
7.5%, 5/23/2049* EUR	1,669,606	448,508
7.875%, 7/29/2005* EUR	127,823	40,580
8.0%, 2/26/2008* EUR	1,710,000	548,099
9.0%, 5/24/2049* EUR	470,000	149,212
10.25%, 2/6/2049* EUR	766,938	238,800
10.5%, 11/29/2049* EUR	1,022,584	324,643
11.75%, 11/13/2026* EUR	577,760	179,896
Republic of Romania:
5.75%, 7/2/2010 EUR	900,000	1,115,430
8.5%, 5/8/2012 EUR	3,380,000	4,808,130
Total Foreign Bonds - Non US$ Denominated (Cost $8,478,885)		9,370,926

Asset Backed 0.1%
Automobile Receivables 0.1%
MMCA Automobile Trust, "B", Series 2002-2, 4.67%, 3/15/2010 (Cost $110,958)	116,951	107,010

Convertible Bonds 0.3%
DIMON, Inc., 6.25%, 3/31/2007	395,000	363,400
HIH Capital Ltd., 144A, 7.5%, 9/25/2006	110,000	95,350
Total Convertible Bonds (Cost $460,407)		458,750

US Government Backed 1.1%
US Treasury Bond:
10.375%, 11/15/2009 (d)	500,000	520,176
12.0%, 8/15/2013	1,000,000	1,327,617
Total US Government Backed (Cost $2,018,350)		1,847,793

	Units	Value ($)

Other 0.0%
SpinCycle, Inc.*	3,456	19,526
SpinCycle, Inc., "F"*	24	136
Total Other (Cost $8,446)		19,662

	Shares	Value ($)

Common Stocks 0.0%
Catalina Restaurant Group, Inc.*	1,474	2,359
IMPSAT Fiber Networks, Inc.*	8,203	60,538
Total Common Stocks (Cost $490,737)		62,897

Warrants 0.0%
DeCrane Aircraft Holdings, Inc., 144A*	350	4
Destia Communications, Inc., 144A*	370	0
Empire Gas Corp.*	552	0
Waxman Industries, Inc.*	12,154	0
Total Warrants (Cost $24,312)		4
Preferred Stocks 0.5%
Paxson Communications Corp., 13.25%, (PIK)	72	631,602
TNP Enterprises, Inc., 14.5%, "D" (PIK)	2,240	258,727
Total Preferred Stocks (Cost $886,844)		890,329

Convertible Preferred Stock 0.3%
Hercules Trust II, 6.5% (Cost $469,848)	745	573,650

	Principal Amount ($)(c)	Value ($)

Loan Participation 1.0%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.0%**, 3/4/2010 (Cost $1,640,860)	1,692,000	1,658,160

	Shares	Value ($)

Securities Lending Collateral 8.7%
Daily Assets Fund Institutional, 1.13% (b) (e) (Cost $15,319,048)	15,319,048	15,319,048

Cash Equivalents 6.2%
Scudder Cash Management QP Trust, 1.12% (b) (Cost $10,796,634)	10,796,634	10,796,634

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $250,505,224) (a)	139.3	243,147,673
Other Assets and Liabilities, Net	(6.1)	(10,541,656)
Notes payable	(33.2)	(58,000,000)
Net Assets	100.0	174,606,017

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** These securities are shown at the current rate as of May 31, 2004,.
(a) The cost for federal income tax purposes was $251,045,934. At May 31, 2004, net unrealized depreciation for all securities based on tax cost was $7,898,261. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,186,619 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,084,880.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount stated in US dollars unless otherwise noted.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2004 amount to $14,973,172, which is 8.6% of total net assets.
(e) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of income is paid in kind.

Currency Abbreviations
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $224,389,542)	$ 217,031,991
Investment in Daily Assets Fund Institutional (cost $15,319,048)*	15,319,048
Investment in Scudder Cash Management QP Trust (cost $10,796,634)	10,796,634
Total investments in securities, at value (cost $250,505,224)	243,147,673
Foreign currency, at value (cost $471,540)	481,467
Receivable for investments sold	1,592,542
Interest receivable	5,281,925
Unrealized appreciation on forward foreign currency exchange contracts	216,480
Other assets	50,478
Total assets	250,770,565
Liabilities
Due to custodian bank	154,657
Payable for investments purchased	2,111,212
Payable upon return of securities loaned	15,319,048
Notes payable	58,000,000
Interest payable on notes	18,807
Unrealized depreciation on forward foreign currency exchange contracts	371,162
Accrued management fee	128,917
Other accrued expenses and payables	60,745
Total liabilities	76,164,548
Net assets, at value	$ 174,606,017
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(741,859)
Net unrealized appreciation (depreciation) on: Investments	(7,357,551)
Foreign currency related transactions	(144,279)
Accumulated net realized gain (loss)	(32,205,271)
Paid-in capital	215,054,977
Net assets, at value	$ 174,606,017
Net Asset Value
Net Asset Value per share ($174,606,017 / 20,432,247 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.55

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2004 (Unaudited)
Investment Income
Income: Interest	$ 8,917,633
Interest - Scudder Cash Management QP Trust	74,481
Dividends	89,548
Securities lending income	6,325
Total Income	9,087,987
Expenses: Management fee	781,655
Services to shareholders	64,880
Custodian fees	49,979
Auditing	24,630
Trustees' fees and expenses	9,265
Reports to shareholders	9,100
Interest expense	366,717
Stock exchange listing fees	13,965
Other	4,572
Total expenses, before expense reductions	1,324,763
Expense reductions	(1,439)
Total expenses, after expense reductions	1,323,324
Net investment income	7,764,663
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,347,905
Foreign currency related transactions	(217,097)
2,130,808
Net unrealized appreciation (depreciation) during the period on: Investments	(7,090,473)
Foreign currency related transactions	150,582
(6,939,891)
Net gain (loss) on investment transactions	(4,809,083)
Net increase (decrease) in net assets resulting from operations	$ 2,955,580

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2004 (Unaudited)
Cash Flows from Operating Activities:
Investment income received	$ 9,220,538
Payment of operating expenses	(804,226)
Payment of interest expense	(805,507)
Proceeds from sales and maturities of investments	237,382,866
Purchases of investments	(237,100,888)
Net purchases of short-term investments	(6,525,461)
Cash generated by operating activities	$ 1,367,322
Cash Flows from Financing Activities:
Net increase (decrease) in reverse repurchase agreements	$ 7,500,000
Distributions paid (net of reinvestment of dividends)	(8,796,082)
Cash used by financing activities	(1,296,082)
Increase (decrease) in cash	71,240
Cash at beginning of period*	255,570
Cash at end of period*	$ 326,810
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Provided by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 2,955,580
Net increase (decrease) in cost of investments	(10,179,395)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	7,080,546
(Increase) decrease in interest receivable	(51,916)
(Increase) decrease in dividends receivable	85,724
(Increase) decrease in receivable for investments sold	1,670,544
Increase (decrease) in payable for investments purchased	251,309
Increase (decrease) in appreciation (depreciation) on forward currency contracts	(158,661)
Increase (decrease) in other accrued expenses	(104,680)
Increase (decrease) in interest payable	(181,729)
Cash generated by operating activities	$ 1,367,322

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2004 (Unaudited)	Year Ended November 30, 2004
Operations: Net investment income	$ 7,764,663	$ 14,975,758
Net realized gain (loss) on investment transactions	2,130,808	6,743,342
Net unrealized appreciation (depreciation) during the period on investment transactions	(6,939,891)	19,375,856
Net increase (decrease) in net assets resulting from operations	2,955,580	41,094,956
Distributions to shareholders from: Net investment income	(7,539,499)	(15,550,136)
Fund share transactions: Reinvestment of distributions	-	531,253
Net increase (decrease) in net assets from Fund share transactions	-	531,253
Increase (decrease) in net assets	(4,583,919)	26,076,073
Net assets at beginning of period	179,189,936	153,113,863
Net assets at end of period (including accumulated distributions in excess of net investment income of $741,859 and $967,023, respectively)	$ 174,606,017	$ 179,189,936
Other Information
Shares outstanding at beginning of period	20,432,247	20,365,909
Shares issued to shareholders in reinvestment of distributions	-	66,338
Shares outstanding at end of period	20,432,247	20,432,247

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.77	$ 7.52	$ 8.04	$ 8.27	$ 9.72	$ 10.42
Income (loss) from investment operations:
Net investment income[c]	.38	.73	.81	.89	1.01	1.02
Net realized and unrealized gain (loss) on investment transactions	(.23)	1.28	(.49)	(.05)	(1.43)	(.86)
Total from investment operations	.15	2.01	.32	.84	(.42)	.16
Less distributions from: Net investment income	(.37)	(.76)	(.80)	(1.07)	(1.03)	(.86)
Return of capital	-	-	(.04)	-	-	-
Total distributions	(.37)	(.76)	(.84)	(1.07)	(1.03)	(.86)
Net asset value, end of period	$ 8.55	$ 8.77	$ 7.52	$ 8.04	$ 8.27	$ 9.72
Market value, end of period	$ 8.03	$ 8.57	$ 7.33	$ 8.52	$ 8.06	$ 8.31
Total Return
Based on net asset value (%)[d]	1.72***	28.12	4.17	10.21	(3.86)	2.48
Based on market value (%)[d]	(2.23)***	28.44	(4.18)	19.80	9.60	(1.27)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	175	179	153	163	166	195
Ratio of expenses (%)	1.44**	1.52	1.66	2.08	2.20	1.65
Ratio of expenses excluding interest expense (%)	1.04**	1.03	1.09	1.04	1.03	1.09
Ratio of net investment income (%)	8.45**	8.93	10.45	10.80	10.90	10.16
Portfolio turnover rate (%)	212**	224	117	31	26	51
Total debt outstanding end of period ($ thousands)	58,000	50,500	38,000	30,000	30,000	30,000
Asset coverage per $1,000 of debt*	4,010	4,548	5,029	6,427	6,541	7,510
[a] For the six months ended May 31, 2004 (Unaudited).
[b] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 10.66% to 10.45%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount or premium to net asset value at which the Fund's shares trade during the period.
* Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
** Annualized *** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Multi-Market Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security it traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $33,889,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($3,659,000), November 30, 2009 ($13,990,000) and November 30, 2010 ($16,240,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at May 31, 2004. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $236,008,254 and $234,505,224, respectively. Purchase and sales of US Treasury securities aggregated $1,354,927 and $1,348,520, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of average weekly net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as sub-advisor to the Fund with respect to a portion of the Fund's portfolio that is allocated to it by the Advisor for management. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. The amount charged to the Fund by SISC aggregated $32,025, of which $19,961 is unpaid at May 31, 2004.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2004, the Fund's custodian and transfer agent fees were reduced by $1,439 and $0, respectively, under these arrangements.

E. Forward Foreign Currency Commitments

As of May 31, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
EUR	46,500	USD	57,428	6/10/2004	$ 640
USD	3,308,787	PLN	13,480,000	7/29/2004	215,840
Total unrealized appreciation					$ 216,480

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized (Depreciation)
EUR	1,013,255	USD	1,225,735	6/10/2004	$ (11,681)
EUR	92,000	USD	111,320	6/10/2004	(1,033)
EUR	38,240	USD	46,479	6/10/2004	(221)
EUR	37,685	USD	44,784	6/10/2004	(1,238)
EUR	6,060,000	USD	7,195,644	7/29/2004	(196,155)
PLN	4,272,000	USD	1,064,108	7/29/2004	(52,895)
PLN	8,930,000	USD	2,224,714	8/6/2004	(107,939)
Total unrealized depreciation					$ (371,162)

Currency Abbreviations
EUR	Euro	USD	United States Dollar
PLN	Polish Zloty

F. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value such obligations. Moreover, high yield securities may be less liquid due to extent that there is no established retail secondary market and because of a decline in the value of such securities.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

H. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

I. Borrowings

The notes payable represents a secured loan of $58,000,000 from Barton Capital Corporation at May 31, 2004. The note bears interest at the commercial paper rate plus dealer fees (1.125% at May 31, 2004) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three year period. The loan amounts and rates are reset periodically under a credit facility obtained by the Fund in an amount not to exceed $60,000,000 at any one time and which is renewable annually until May 28, 2005.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2004 was approximately $56,400,000 with a weighted average interest rate of 1.25%.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Multi-Market Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of Scudder Multi-Market Income Trust (the "fund") was held on June 29, 2004 at the office of Deutsche Investment Management Americas Inc., Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect nine Trustees to the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	11,875,861	541,387
Lewis A. Burnham	11,868,368	548,880
Donald L. Dunaway	11,883,112	534,136
James R. Edgar	11,870,011	547,237
Paul K. Freeman	11,893,462	523,786
Robert B. Hoffman	11,880,657	536,591
Shirley D. Peterson	11,879,371	537,877
William N. Shiebler	11,884,353	532,895
John G. Weithers	11,881,527	535,721

2. To ratify the selection of Ernst & Young LLP as the fund's independent auditors for the current fiscal year.

Affirmative	Against	Abstain
11,941,557	211,844	263,844

3. To approve the modification or elimination of certain investment policies and the elimination of the shareholder approval requirement as to certain other matters.

	Affirmative	Against	Abstain
Investment Objectives	8,914,035	806,676	459,086
Investment Policies	8,986,137	723,212	470,448
Diversification	9,008,297	699,237	472,264
Borrowing	8,936,869	741,123	501,804
Senior Securities	8,998,629	677,338	503,830
Concentration	9,004,033	683,652	492,114
Underwriting of Securities	9,027,710	660,538	491,551
Investment in Real Estate	9,036,443	651,764	491,592
Purchase of Commodities	8,976,159	707,076	496,563
Lending	8,940,710	730,063	509,024
Margin Purchases and Short Sales	8,874,946	819,797	485,055
Investment in Other Investment Companies	8,976,524	717,969	485,307

The following were the number of broker non-votes for proposal 3: Investment Objectives (2,237,451), Investment Policies (2,237,451), Diversification (2,237,450), Borrowing (2,237,452), Senior Securities (2,237,451), Concentration (2,237,449), Underwriting of Securities (2,237,449), Investment in Real Estate (2,237,449), Purchase of Commodities (2,237,450), Lending (2,237,451), Margin Purchases and Short Sales (2,237,450), and Investment in Other Investment Companies (2,237,448).

Policies and Objective

At the 2004 Annual Shareholder Meeting, the fund's shareholders approved the elimination of the shareholder approval requirement for amending (a) the "investment objective" and (b) the "investment policies" which are not otherwise specifically identified as fundamental.

Based on the approval of all of the 2004 Annual Shareholder Meeting proposals, the following are the fund's fundamental investment policies, effective June 29, 2004.

As a matter of fundamental policy, the fund may not:

1. borrow money, except as permitted under the Investment Company Act of 1940 (the "1940 Act"), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities;

6. purchase physical commodities or contracts relating to physical commodities; or

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

All other investment policies of the fund that are not stated above are classified as nonfundamental, and therefore do not require shareholder approval to be changed. Similarly, the fund's investment objective is classified as nonfundamental.

The fund remains a "diversified" fund under the 1940 Act, but is not subject to additional requirements that are more restrictive than the 1940 Act. Under the 1940 Act, a "diversified" fund may not, with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities issued by any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except in each case in US government securities or securities issued by other investment companies.

As discussed above, the shareholders also have approved the elimination of certain policies as fundamental, and it is anticipated that Deutsche Investment Management Americas Inc. will recommend to the Board that the following policies be eliminated as being unnecessary:

Margin Purchases and Short Sales The fund is currently prohibited from making short sales of securities or purchasing any securities on margin (except for such short term credits as are necessary for the clearance of transactions), or writing or purchasing put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the prospectus.

If the Board approves the elimination of this restriction, the fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margins in ordinary securities transactions, would be generally limited by the current position taken by the staff of the Securities and Exchange Commission that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit the fund to borrow money only as permitted by applicable law.

Investment in Other Investment Companies The fund is currently prohibited from purchasing securities of other investment companies if more than 3% of the outstanding voting stock of such investment company would be held by the fund; if more than 5% of total assets of the fund would be invested in any such investment company; or if the fund would own, in the aggregate, securities of other investment companies representing more than 10% of its assets.

If the Board approves the elimination of this restriction, the fund would remain subject to any restrictions imposed by applicable law.

Changes in Officers and Directors

Richard Hale resigned as a Trustee, Chairman and Chief Executive Officer of the fund effective with his retirement on June 18, 2004 as a Managing Director of Deutsche Investment Management Americas Inc., the fund's investment manager.

In anticipation of the resulting vacancies, the Board of Trustees elected William N. Shiebler as Trustee and Chairman of the Board. Mr. Shiebler currently serves as CEO in the Americas of the fund's investment manager. In addition, the Board has elected Julian F. Sluyters, a Managing Director of the fund's investment manager, as Chief Executive Officer of the fund. These elections became effective June 18, 2004. As noted (in the section of this report entitled "Shareholder Meeting Results"), Mr. Shiebler was thereafter elected as a Trustee at the fund's 2004 annual meeting on June 29, 2004.

On May 12, 2004, the Board of Trustees appointed Kevin Gay as Assistant Treasurer of the fund, replacing Lucinda Stebbins, who resigned as Assistant Treasurer in connection with her retirement as a Director of the fund's investment manager on June 1, 2004.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KMM
CUSIP Number	81118Q101

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Multi-Market Income Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Multi-Market Income Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------